SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 3, 2004 (April 27, 2004)

                                  DynTek, Inc.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

         Delaware                       1-11568                 95-4228470
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

18881 Von Karman Avenue, Suite 250, Irvine, CA                    92612
--------------------------------------------------------------------------------
   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (949) 798-7200

Item 5. Other Events and Required FD Disclosure.

      On April 27, 2004, DynTek, Inc. (the "Company") entered into a series of agreements, including a Securities Purchase Agreement and a Registration Rights Agreement, with certain accredited investors (the "Purchasers") for a private placement of shares of the Company's common stock, par value $0.0001 per share ("Common Stock"), for an aggregate gross purchase price of $6,347,480 at a price equal to $1.15 per share. This offering was exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Rule 506 of Regulation D promulgated under the Act. Upon closing, the Company issued (i) 5,519,550 shares of Common Stock to the Purchasers, (ii) Series A common stock purchase warrants to purchase 1,655,865 shares of Common Stock (or up to 30% of the Common Stock issued to the Purchasers) at an exercise price equal to $1.75 per share (the "Series A Warrants") and (iii) Series B common stock purchase warrants to purchase 1,103,910 shares of Common Stock (or up to 20% of the Common Stock issued to the Purchasers) at an exercise price equal to $1.50 per share (the "Series B Warrants"). In addition, Duncan Capital LLC, as placement agent, received a placement agent fee (including expense reimbursement) of $507,799 and placement agent warrants equal to 10% of the aggregate shares of Common Stock issued on the closing date (and issuable under Series A Warrants and Series B Warrants) at an exercise price of $1.35 per share (the "Placement Agent Warrant"). The Series A Warrants and the Placement Agent Warrant are exercisable for a term of five years beginning six months following the closing date and are subject to anti-dilution protection. The Series B Warrants are exercisable for a period of 180 days following the effective date of a registration statement on Form S-3 to be filed by the Company promptly after the closing with respect to the shares of Common Stock acquired by the Purchasers, as well as the shares of Common Stock underlying the Series A Warrants, the Series B Warrants and the Placement Agent Warrant.

      Subsequent to release of the Press Release (Exhibit 99) and the Company's receipt of commitments for $7,500,000 of financing on the terms outlined above, but prior to closing on all of those commitments, the Company received another financing from Laurus Master Fund, Ltd. ("Laurus Funds") pursuant to which Laurus Funds purchased a $2,500,000 convertible term note on terms substantially similar to those under which Laurus Funds purchased a $3,500,000 convertible term note from the Company in January 2004. Rather than close on the additional commitments for $1,152,520 from the initial investor group, which commitments had not been met by the date of the Laurus Funds closing, the Company increased its aggregate financing to $8,847,480 with the Laurus Funds funding.

      As a result, on May 3, 2004, the Company closed the private placement of a $2,500,000 principal secured convertible three-year term convertible debt financing ("Tranche B") with the Laurus Funds in an offering exempt from the registration requirements of the Act, pursuant to Rule 506 of Regulation D promulgated under the Act, by amending and restating its original $3,500,000 principal secured convertible term note made to Laurus Funds and creating a $6,000,000 amended and restated Note (the "Note"). This Note bears interest at the Prime Rate (which under no circumstances will be considered to fall below 4%) plus 1% (currently 5%), with interest payable monthly on a current basis with respect to Tranche B commencing in June 2004 and level payments of principal with respect to Tranche B commencing November 1, 2004. The Note is convertible to Company common stock at the option of Laurus Funds. The Company's monthly payments of principal and accrued interest under the Note with respect to Tranche B may be made by delivering common stock shares instead, if at the time such stock payment is delivered (i) there exists an effective registration statement covering the distribution of such shares by the investor and (ii) the market price for such shares is greater than 115% of $1.15 per share, the price fixed for conversion to common stock of amounts outstanding with respect to Tranche B under the Note. Subject to the same restrictions on stock payments of monthly accrued interest and principal, the entire principal and accrued interest of the Note may be prepaid in common stock. Any amounts of Note principal paid in cash, including prepayments of the entire note principal, shall be subject to a 2% premium payment (which is increased to a 4% premium payment in the event that an effective registration statement covering the conversion shares is not in place). As part of the transaction, Laurus Funds also received a five-year warrant to purchase 625,000 shares of DynTek common stock, exercisable at $1.25 per share (the "Warrant").

      Distribution by Laurus Funds of all of the common stock shares subject to Tranche B Note conversion and issuable upon exercise of the Warrant will be registered under the terms of a Registration Rights Agreement to be filed immediately following the effectiveness of the registration statement filed for the Purchasers identified above. Payment of all principal and interest under the Note, as well as performance of the obligations of the Company and its wholly-owned subsidiary, DynTek Services, Inc., under all of the ancillary agreements entered into by the Company and DynTek Services in connection with the sale of the Note and Warrant, are secured by a perfected security interest in favor of Laurus Funds in all of the assets of both the Company and DynTek Services.

The Company paid a closing fee equal to $87,500 to the manager of Laurus Funds, agreed to make renewal payments to such affiliate equal to .5% of outstanding note principal on each anniversary of the closing and paid $10,000 as reimbursement for the investor's legal and due diligence expenses. In addition, under the terms of the Company's Investment Banking Advisory Agreement with Duncan Capital, in connection with the Laurus Funds's financing, the Company also became obligated (i) to pay to Duncan Capital a fee equal to $200,00 (8% of Laurus Funds offering proceeds), $100,000 in cash and $100,000 in the form of 83,333 shares of Company common stock (at a value of $1.20 per share), and (ii) to issue additional warrants to Duncan Capital to acquire 270,833 shares of Company common stock at $1.32 per share.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

              10.1 Form of Securities Purchase Agreement between DynTek, Inc. and the Purchasers.

              10.2 Form of Registration Rights Agreement between DynTek, Inc. and the Purchasers.

              10.3    Form of Series A Warrant.

              10.4    Form of Series B Warrant.

              10.5    Form of Placement Agent Warrant.

              10.6 $6,000,000 Amended and Restated Secured Convertible Term Note, dated as of January 30, 2004, made by DynTek, Inc. in favor of Laurus Funds.

              10.7 Common Stock Purchase Warrant, dated May 3, 2004, made by DynTek, Inc. in favor of Laurus Funds for 625,000 shares of common stock.

              10.8 Amended and Restated Registration Rights Agreement, dated as of January 30, 2004, by and between DynTek, Inc. and Laurus Funds.

                99    Press Release, dated April 28, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2004                         DYNTEK, INC.

                                           By: /s/ Steven Ross
                                               --------------------------------
                                               Steven Ross, President